Commitments and contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

(13) Commitments and contingencies

Legal proceedings

From time to time, the Company may be involved in legal and administrative proceedings and claims of various types. The Company records a liability in its financial statements for these matters when a loss is known and considered probable and the amount can be reasonably estimated. The Company does not recognize gain contingencies until they are realized. Legal costs incurred relating to loss contingencies are expensed as incurred.

In July 2020, AbCellera Biologics Inc. (“AbCellera”) filed a complaint in the United States District Court for the District of Delaware, alleging that the Company infringed and continues to infringe, directly and indirectly, the following patents exclusively licensed by AbCellera by making, using, offering for sale, selling and/or importing the Company’s Beacon and Culture Station instruments and the OptoSelect chips, and sale of the Opto Plasma B Discovery Workflow: U.S. Patent Nos. 10,107,812, 10,274,494, 10,466,241, 10,578,618, 10,697,962, 10,087,408, 10,421,936 and 10,704,018 (“AbCellera I”). In August 2020, AbCellera filed a second complaint in the United States District Court for the District of Delaware, making the same allegations with regard to U.S. Patent Nos. 10,718,768, 10,738,270, 10,746,737, and 10,753,933 (“AbCellera II”). In September 2020, AbCellera filed amended complaints in each of AbCellera I and AbCellera II adding The University of British Columbia as a named plaintiff. Also in September 2020, AbCellera and The University of British Columbia filed a third complaint in the United States District Court for the District of Delaware, making the same allegations with regard to U.S. Patent Nos. 10,775,376, 10,775,377, and 10,775,378 (“AbCellera III”). AbCellera and The University of British Columbia are seeking, among other things, judgment of infringement, a permanent injunction and damages (including lost profits, a reasonable royalty, reasonable costs and attorney’s fees and treble damages for willful infringement). In addition to procedural motions, the Company has filed an answer and counterclaims in response to each of the AbCellera I, AbCellera II and AbCellera III lawsuits. The Company’s counterclaims in each lawsuit include counts for declaratory judgment of non-infringement of the asserted patents, for declaratory judgment of invalidity of the asserted patents and for declaratory judgment of unenforceability of the asserted patents due to inequitable conduct. The AbCellera I, AbCellera II and AbCellera III lawsuits are pending.

In August 2020, the Company filed a complaint in the United States District Court for the Northern District of California against AbCellera and Lineage BioSciences, Inc., an entity previously acquired by AbCellera. The complaint includes two counts of unfair competition and one count of a declaratory judgment of non-infringement of U.S. Patent No. 10,058,839. The Company is seeking, among other things, damages and a judgment of non-infringement. In October 2020, the Company filed an amended complaint asserting the same three counts and AbCellera and Lineage filed a motion to dismiss the amended complaint. This lawsuit remains pending.

While the Company believes that the patent assertions by AbCellera and The University of British Columbia are without merit and intends to defend itself vigorously. The Company also intends to proceed with its claims and counterclaims against AbCellera, Lineage and The University of British Columbia. Outcomes in litigation can be uncertain and it is possible a court may disagree with the Company’s positions. An adverse determination in these lawsuits could subject the Company to significant liabilities, require it to seek licenses from or pay royalties to AbCellera and/or The University of British Columbia, or prevent it from manufacturing, selling or using certain of its products, any of which could have a material adverse effect on the Company’s business, financial condition, results of operations and prospects.

The Company is not currently involved in any other claims The Company is not currently involved in any other claims or legal actions, nor is management aware of any potential claims or legal actions, for which the ultimate disposition could have a material adverse effect on the Company’s financial position, results of operations, or liquidity.

Product warranty

The table below represents the activity in the product warranty accrual included in accrued expenses and other current liabilities on the condensed consolidated balance sheets (in thousands):

	Nine months ended September 30,
	2020	2019
Balance, beginning of period	$	$
Adjustments to existing warranties
Provision for new warranties
Settlement of pre-existing warranties

Balance, end of period	$	$

(14) Commitments and contingencies

Licensing agreements

In October of 2011, we entered into a license agreement, which was subsequently amended in March 2016 (the “UC Agreement”), with The Regents of the University of California (the “UC Regents”), pursuant to which UC Regents granted us an exclusive, sublicensable, worldwide license under certain patent rights owned by UC Regents related certain of our products. We paid UC Regents upfront payments totaling $15,000 in connection with executing the UC Agreement. In addition, we issued 250,992 shares of common stock to certain persons associated with UC Regents in July 2013.

We pay UC Regents a sub-single digit percentage royalty on our net sales of certain products covered by the licensed patents, subject to an annual minimum royalty payment of $10,000. The UC Agreement will continue until the expiration of the last to expire patent or last to be abandoned patent application that is licensed to us, unless terminated earlier in accordance with the terms of the UC Agreement.

Legal proceedings

From time to time, the Company may be involved in legal and administrative proceedings and claims of various types. The Company records a liability in its financial statements for these matters when a loss is known and considered probable and the amount can be reasonably estimated. The Company does not recognize gain contingencies until they are realized. Legal costs incurred relating to loss contingencies are expensed as incurred.

The Company is not currently involved in any claims or legal actions, nor is management aware of any potential claims or legal actions, for which the ultimate disposition could have a material adverse effect on the Company’s financial position, results of operations, or liquidity.

Purchase commitments

The Company has entered into various purchase agreements, including inventory-related agreements with its contract manufacturers. Once these orders are placed, they are generally cancelable by providing notice prior to the expected ship date, however such cancelations could result in the Company incurring certain charges depending on the timing. The Company had non-cancellable purchase obligations to contract manufacturers and other suppliers of $10.6 million at December 31, 2019.

Product warranty

The table below represents the activity in the product warranty accrual included in accrued expenses and other current liabilities on the consolidated balance sheets (in thousands):

	December 31,
	2018	2019
Balance, beginning of period	$295	$601
Adjustments to existing warranties	(2)	(159)
Provision for new warranties	704	1,430
Settlement of pre-existing warranties	(396)	(807)

Balance, end of period	$601	$1,065